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                                                                   EXHIBIT 10.1A

                                 FIRST AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT

         This First Amendment to Employment Agreement (this "AMENDMENT") is made and entered into as of the 2nd day of January, 2000 by and between Sovereign Specialty Chemicals, Inc., a Delaware corporation (the "COMPANY") and Robert B. Covalt (the "EMPLOYEE").

                                    RECITALS

         A. The Company and the Employee are parties to that certain Employment Agreement dated December 29, 1999 (the "EMPLOYMENT AGREEMENT"). Capitalized terms not expressly defined herein shall have the meanings assigned them in the Employment Agreement.

         B. In the preparation of the Employment Agreement, a mistake was made in respect of the definition of the term "Good Grounds," and the parties now wish to correct that mistake.

                                   AGREEMENT:
                                    ---------

         NOW, THEREFORE, in consideration of the foregoing Recitals, and the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, and pursuant to the provisions of Section 8.5 of the Employment Agreement, the parties hereby agree as follows:

         1. The definition of "RESIGNATION WITH GOOD GROUNDS" contained in
Article VII of the Employment Agreement, entitled "Definitions," is hereby amended by adding thereto the following clause (v) thereto:

            "(v) a material breach by either the Company or SSCI Investors
         LLC ("INVESTORS LLC") of their respective agreements made expressly for the benefit of the Employee under that certain Shareholders Agreement dated December 29, 1999 by and between the Company, Investors LLC, and all employees of the Company who were shareholders of the Company on that date, other than any such breach which is remedied by the Company and\or Investors LLC, as the case may be, promptly after receipt of written notice thereof given by the Employee."

         2. All of the other terms and provisions of the Employment Agreement, except as hereinabove amended by the terms of this Amendment, shall remain in full force and effect.

         3. This Amendment shall be effective as of December 29, 1999.


                      (THIS SPACE INTENTIONALLY LEFT BLANK)


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         4. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and such counterparts together will constitute one instrument.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date and year first above written.

COMPANY:                                       EMPLOYEE:
-------                                        --------

SOVEREIGN SPECIALTY CHEMICALS,
INC., a Delaware Corporation
                                               ------------------------------
                                                     Robert B. Covalt
By:
   ---------------------------
       Brian R. Hoesterey
        Vice President